                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-KA
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 1998


                      CAMERA PLATFORMS INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                           0-14675              95-4024550
----------------------------              -----------          -------------
(State or other jurisdiction              (Commission          (IRS Employer
of incorporation or organization)         File Number)       Identification No.)


            10909 Vanowen Street, North Hollywood, CA 91605 (Address
                   of principal executive offices) (Zip Code)

                                (818) -- 623-1700

              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)

                     CAMERA PLATFORMS INTERNATIONAL, INC.


This report filed on Form 8-KA amends a previous report filed by the Company on Form 8-K dated June 11, 1998 to include audited financial information and certain pro forma financial information, as required.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a)  General.

     On May 27, 1998, Camera Platforms International, Inc. ("CPI" or the "Company"), acquired all the stock in Fluid Images Inc., an Oregon corporation ("Fluid Images" or the "Seller") including all assets of Fluid Images, the name "Akela Cranes" but excluding all liabilities, except certain accounts payable and debt of Fluid Images, for a purchase price of $2,500,000. Immediately after closing Fluid Images was liquidated into CPI, its parent company.

     Fluid Images, the industry leader in long-reach crane systems, operates and leases Akela Cranes primarily to major motion picture, music video and production companies. The Akela Crane is the only crane which gives operators the flexibility to take viewers from ground-level action to the height of a seven-story building and back down without bumps or interruption in the picture. Gross revenues for Fluid Images were $853,000 in 1997 and $709,000 in 1996, with operating income of $198,000 and $61,000 for the years ended December 31, 1997 and 1996, respectively.

     The Company intends to continue the business of providing Akela Crane rentals to the film and music industries, as well as TV commercial and sports events. The acquisition is a continuation of CPI's long-term growth plan, and strategically expands its crane rental operations by providing access to new niche markets throughout the US, Canada and France, in addition to expanding current operations in greater Los Angeles.

     The Company is acquiring all of the stock in Fluid Images for a purchase price of $2,500,000. Terms of payment include (1) $1,000,000 in cash at closing, less assumed liabilities, (2) $750,000 evidenced by the Company's promissory note payable, bearing interest at 10% per annum, payable interest only quarterly, with principal reductions of $250,000 required annually, and (3) 750,000 shares of the Company's stock at an agreed upon value of $1 per share.

     Fluid Images was owned by Robert, Rob and Rick Johnson (collectively, the "Johnsons"). Prior to the acquisition, there was no material relationship between the Johnsons or Fluid Images and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

(b)  Assets Acquired.

     The principal assets of Fluid Images are seven Akela Cranes, with a book value of approximately $175,000. The purchase price for Fluid Images was determined based on future cash flow projections and a fair market value evaluation by the Company's management of the assets of Fluid Images.

(c)  Other Material Terms of the Transaction.

     In conjunction with the purchase asset agreement the Company will retain the Johnsons as consultants for the Company and will enter into a three year consulting agreement prior to closing

                     CAMERA PLATFORMS INTERNATIONAL, INC.


whereby each is to receive $50,000 per year for their technical assistance and other services in connection with the manufacturing, leasing and sale of Akela Cranes and related products.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

a)   Financial Statements of Business Acquired.

     (a)  Financial statement of business acquired

          Fluid Images, Inc. was acquired by the Company on May 27, 1998. The audited financial statements of Fluid Images, Inc. and the related Independent Auditor's Report for the fiscal years ended December 31, 1996 and December 31, 1997 are included as Addendum 1.

b)   Pro Forma Financial Information (unaudited)

     The required pro forma combined financial data is included as Addendum 2.

c)   Exhibit 1

Purchase Agreement between Camera Platforms International, Inc and Robert Culver Johnson, Richard Cameron Johnson and Robert Christopher Johnson.

d)   Exhibit 2

Promissory note dated May 27, 1998 in favor the Robert Culver Johnson, Richard Cameron Johnson and Robert Christopher Johnson.

e)   Exhibit 3

Consent of Independent Auditors


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CAMERA PLATFORMS INTERNATIONAL, INC.


Date: August 11, 1998                   /s/ Ronald Riddle
                                        ----------------------------------------
                                        Ronald Riddle
                                        Chief Financial Officer

                                   ADDENDUM I

                                Fluid Images Inc.
                              Financial Statements

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                               FLUID IMAGES, INC.

                              FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                       AND
                                AUDITORS' REPORT

                      CAMERA PLATFORMS INTERNATIONAL, INC.

                                CAMPBELL & TEHAN
                          CERTIFIED PUBLIC ACCOUNTANTS
                                 441 E. MAIN ST.
                                   PO BOX 1359
                               SISTERS, OR. 97759
                                 (541) 549-0829




                          INDEPENDENT AUDITORS' REPORT


The Stockholders
Fluid Images, Inc.

We have audited the accompanying balance sheet of Fluid Images, Inc. as of December 31, 1997, and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fluid Images, Inc. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.








August 7, 1998

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                               FLUID IMAGES, INC.

            FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1997





Contents                                                           Page
--------                                                           ----
Auditors' report on financial statements                             2

Balance sheet                                                        4

Statement of income and retained earnings                            6

Statement of cash flows                                              7

Notes to financial statements                                        8

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                               FLUID IMAGES, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 1997


                                     ASSETS
                                     ------

CURRENT ASSETS:

               Cash (Note 3)                              $   2,186
               Accounts Receivable                            3,481
               Notes Receivable (Note 4)                    128,902
                                                          ---------

               Total Current Assets                       $ 134,569


PROPERTY AND EQUIPMENT, AT COST: (Notes 1, 7, & 10)

               Machinery and Equipment                      327,806
               Office Equipment and Furnishings              22,963
               Transportation Equipment                     175,904
                                                          ---------
                                                            526,673
                      Accumulated Depreciation             (254,409)
                                                          ---------

               Net Property and Equipment                   272,264
                                                          ---------

                             Total Assets                 $ 406,833
                                                          ---------






                   See Accompanying Accountants' Audit Report

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                               FLUID IMAGES, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 1997



                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

               Accounts Payable -- Trade                            $ 31,510
               Reserve for Payroll Tax Liability (Note 5)             18,869
               Credit Cards Payable                                    4,800
               Income Taxes Payable (Note 6)                          29,497
               Current Portion of Long-Term Debt (Notes 7 & 8)        52,569
                                                                    --------

                      Total Current Liabilities                     $137,245


LONG-TERM LIABILITIES:

               Contracts Payable (Note 7)                             66,568
               Bank Credit Line Payable (Note 8)                     109,963
                  Less Current Portion Above                         (52,569)
                                                                    --------

                      Total Long-Term Liabilities                    123,962


STOCKHOLDERS' EQUITY:

               Common Stock  (Note 9)                                  5,000
               Retained Earnings                                     140,626
                                                                    --------

                      Total Stockholders' Equity                     145,626
                                                                    --------

               Total Liabilities and Stockholders' Equity           $406,833
                                                                    --------







                   See Accompanying Accountants' Audit Report

                      CAMERA PLATFORMS INTERNATIONAL, INC.



                               FLUID IMAGES, INC.

                    STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

INCOME                                                                  $ 627,905

DIRECT COSTS:
       Subcontract                                 76,695
       Equipment Rental                            99,361
       Repairs and Maintenance                     31,205
       Depreciation                                65,286
       Commissions                                 18,996
       Shipping                                     6,465
       Other Productions Costs                        685                 298,693
                                                  -------               ---------
              GROSS PROFIT                                                329,212

GENERAL AND ADMINISTRATIVE EXPENSES:
       Officer's Compensation                      50,000
       Payroll Taxes and Related Expenses           7,650
       Insurance                                   22,446
       Advertising                                 21,668
       Meals and Entertainment                     10,031
       Rent                                        42,052
       Professional Fees                            7,162
       Travel Expenses                             27,681
       Depreciation                                38,438
       Transportation Expense                      10,248
       Telephone                                   13,673
       Office Expense                                 998
       Miscellaneous Expense                        4,997                 257,044
                                                  -------               ---------
              INCOME FROM OPERATIONS                                       72,168

OTHER INCOME (EXPENSE):
       Interest Income                              2,499
       Gain on Sale of Equipment (Note 4)         144,759
       Interest Expense                           (21,028)                126,230
                                                  -------               ---------
INCOME BEFORE INCOME TAXES                                                198,398

        PROVISION FOR INCOME TAXES: (Note 1)                                   10
                                                                        ---------
        NET INCOME                                                        198,388

        RETAINED EARNINGS DECEMBER 31, 1996                               136,228

        CASH DIVIDENDS PAID                                              (193,990)
                                                                        ---------

        RETAINED EARNINGS DECEMBER 31, 1997                             $ 140,626
                                                                        ---------



                   See Accompanying Accountants' Audit Report

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                               FLUID IMAGES, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                 INDIRECT METHOD

Cash Flows from Operating Activities:
Net Income                                                             $ 198,388

     Adjustments to Reconcile Net Earnings to
     Cash Provided by Operating Activities:

        Gain on Sale of Equipment                    $(144,759)
        Depreciation Expense                           103,724
        Increase in Accounts Receivable                 (3,481)
        Increase in Note Receivable                    (93,602)
        Increase in Accounts Payable                    29,721
        Increase in Payroll Tax Reserve                  7,650
        Increase in Credit Card Payable                    261          (100,486)
                                                     ---------         ---------
        Net Cash Provided by Operating
        Activities                                                        97,902

   Cash Flows from Investing Activities:

        Payments for Equipment Purchased               (95,311)
        Proceeds From Equipment Sold                   219,985
                                                    ----------
        Net Cash from Investment Activities                              124,674

Cash Flows from Financing Activities:

        Repayment of Credit Line Payable              (16,711)
        Repayment of Long-Term Debt                   (31,552)
        Dividends Paid to Stockholders               (193,990)
                                                    ---------
        Net Cash from Financing Activities                              (242,253)
                                                                       ---------

               Net Decrease in Cash                                      (19,677)

Cash at beginning of year                                                 21,863

Cash at end of year                                                    $   2,186
                                                                       ---------

Supplemental Information for Operating Activities:
        Income Taxes Paid                                              $      10
        Interest Paid                                                     21,028


                   See Accompanying Accountants' Audit Report

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                               FLUID IMAGES, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

Note 1. ACCOUNTING POLICIES

     (a)  Depreciation
          For financial statement purposes, depreciation on assets is provided principally on a straight - line basis over the estimated useful lives of the assets. For income tax reporting purposes assets are depreciated using the Modified Accelerated Cost Recovery System.

     (b)  Income Taxes
          The company reports its income and expenses under the cash basis for income tax reporting purposes. The company had requested and been granted S Corporation status for the year beginning January 1, 1997. Therefore, no provision for current income tax expense, other than Oregon's state minimum tax, is necessary, as the entire corporate taxable income passes directly through to the shareholders.


Note 2. NATURE OF OPERATIONS, RISKS, AND UNCERTAINTIES

     The company was incorporated under the laws of the state of Oregon in January 1991. Operating out of its corporate office in Sisters, Oregon, the company has built and developed a uniquely designed portable camera crane, available in two sizes, to rent to their principal customers in the motion picture and television industry. Camera cranes are based in Los Angeles, Atlanta, Vancouver Canada and Paris France.

     The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.


Note 3. CASH

     Cash consists of funds in the Sisters, Oregon branch of U.S. National Bank.


Note 4. NOTES RECEIVABLE

     Notes Receivable consists of the following:

     1) A balance due from FLVP, Inc., dba Louma LA on the sale of camera equipment known as Hot Head II and accessories. The sales price was $45,000, no down payment, payable in 29 monthly installments of $1,718 and a final payment of $986 on November 1, 1998. @ 9.75% A.P.R. The note is secured by the equipment which had a net book value of $31,103 at the date of sale (June 1, 1996). Principal balance as of December 31, 1997 is $18,902; all of which is considered current.


                   See Accompanying Accountants' Audit Report

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                               FLUID IMAGES, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


Note 4. NOTES RECEIVABLE (continued)

     2) A balance due from Anand Cini Service of Madras, India on the sale of an Akela Sr. Crane in December 1997. The sales price was $220,000; $110,000 down; the balance payable in twelve installments of $9,677 each including interest at 12% A.P.R., beginning January 1, 1998; secured by the equipment and a corporate guarantee from Hillcrest International, Inc., 295 Fifth Ave. New York, NY. 10016.


Note 5. RESERVE FOR PAYROLL TAX LIABILITY

     The company has accrued $18,869 as the estimated cost of payroll taxes for the payments made to Mr. Robert C. Johnson, corporate president over the past three years. The current years accrual is $7,650. Payments to Mr. Johnson were originally classified as consulting fees rather than acknowledged as wages paid.


Note 6. INCOME TAXES PAYABLE

     Provision for income taxes payable consists of a $5,593 accrual from the year ending December 31, 1995 and $23,904 accrued for state and federal income taxes for the year ending December 31, 1996.


Note 7. CONTRACTS PAYABLE

     Contracts payable consist of the following contracts for the purchase of trucks

     1) Contract payable to Bank of America in monthly installments of $574, including interest at 8.5% A.P.R.; secured by 1993 GMC truck with a book value of $2,221 as of December 31, 1997; principal balance is $8,994; $6,367 is considered current.
     2) Contract payable to Ford Credit Corp. in monthly installments of $573, including interest at 9.49% A.P.R..; secured by a 1995 Ford truck with a book value of $16,013 as of December 31, 1997; principal balance is $14,799; $5,716 is considered current.
     3) Contract payable to Chrysler Financial Corp. in monthly installments of $490, including interest at 6.73% A.P.R.; secured by a 1996 Dodge truck with a book value of $25,044 as of December 31, 1997; and a principal balance is $23,911; $4,454 is considered current.
     4) Contract payable to Chrysler Financial Corp. in monthly installments of $391 including interest at 9.25% A.P.R.; secured by a 1997 Dodge truck with a book value of $26,753 as of December 31, 1997; principal balance is $18,864; $3,071 is considered current.





                   See Accompanying Accountants' Audit Report

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                               FLUID IMAGES, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997


Note 8.  BANK CREDIT LINE PAYABLE

         Bank credit line payable consists of revolving credit agreements with US Bank; secured by Equipment; variable interest rate tied to the banks prime rate; interest rate at December 31, 1997, was 10.75%; monthly payments as of December 31, 1997 were 3,732; $32,961 is considered current.


Note 9.  COMMON STOCK

         Common stock consists of 500 shares authorized with no par value, all 500 shares are issued and outstanding.


Note 10. LEASES

         The company entered into a lease agreement on February 8, 1996 under which Samalga Cinema, a French company, shall have the exclusive rights to market and lease the company's crane in Europe for a period of three years. One of the company's Akela Sr cranes was shipped to Paris, France and is being marketed in Europe with 60% of the gross proceeds going to the company and 40% to the agent. Normal maintenance is the responsibility of the agent, while heavy duty maintenance such as replacement of parts shall be the responsibility of the company. The agent has the first option to continue this agreement for an additional three years The book value of the crane was $23,968 as of December 31, 1997.


Note 11. SUBSEQUENT EVENTS

         All of the common shares of Fluid Images were sold to Camera Platforms International, Inc. on May 28, 1998. At the time of the sale the sellers retired all of the debt of Fluid Images, Inc., in exchange for the 1996 and 1997 Dodge trucks and the balance remaining on the note receivable from Anand Cini Services of Madras, India.


Note 12. RELATED PARTY TRANSACTIONS

         During 1997 the company paid Mr. Robert Culver Johnson, corporate president, $30,000 rent for corporate office space and $50,000 in compensation for services. In addition the company paid the other two remaining shareholders for services as independent contractors. Mr. Richard Cameron Johnson and Mr. Robert Christopher Johnson were paid $18,153 and $9,815 respectively for contracted services as crane technicians.





                   See Accompanying Accountants' Audit Report

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                               FLUID IMAGES, INC.

                              FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                       AND
                                AUDITORS' REPORT

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                                CAMPBELL & TEHAN
                          CERTIFIED PUBLIC ACCOUNTANTS
                                 441 E. MAIN ST.
                                   PO BOX 1359
                               SISTERS, OR. 97759
                                 (541) 549-0829



                          INDEPENDENT AUDITORS' REPORT


The Stockholders
Fluid Images, Inc.

We have audited the accompanying balance sheet of Fluid Images, Inc. as of December 31, 1996, and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fluid Images, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.






August 3, 1998
Sisters, Oregon

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                               FLUID IMAGES, INC.

            FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1996



Contents                                                           Page
--------                                                           ----
Auditors' report on financial statements                             2

Balance sheet                                                        4

Statement of income and retained earnings                            6

Statement of cash flows                                              7

Notes to financial statements                                        8

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                               FLUID IMAGES, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 1996



                                     ASSETS

CURRENT ASSETS:

               Cash (Note 3)                                  $  21,863
               Note Receivable-Current Portion (Note 4)          17,962
                                                              ---------

                     Total Current Assets                     $  39,825


PROPERTY AND EQUIPMENT, AT COST: (Notes 1, 7, & 10)

               Machinery and Equipment                          310,361
               Office Equipment and Furnishings                  22,963
               Transportation Equipment                         174,539
                                                              ---------
                                                                507,863
                      Accumulated Depreciation                 (151,960)
                                                              ---------

               Net Property and Equipment                       355,903

OTHER ASSETS:

        Note Receivable -- Net of Current Portion (Note 4)       17,338
                                                              ---------

                      Total Assets                            $ 413,066
                                                              ---------










     The accompanying notes are an integral part of the financial statements

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                               FLUID IMAGES, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 1996


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

               Accounts Payable -- Trade                            $  1,789
               Reserve for Payroll Tax Liability (Note 5)             11,219
               Credit Cards Payable                                    4,540
               Income Taxes Payable (Note 6)                          29,497
               Current Portion of Long-Term Debt (Notes 7 & 8)        35,093
                                                                    --------

                      Total Current Liabilities                     $ 82,138


LONG-TERM LIABILITIES:

               Contracts Payable (Note 7)                             83,606
               Bank Credit Line Payable (Note 8)                     141,187
                  Less Current Portion Above                         (35,093)
                                                                    --------
                      Total Long-Term Liabilities                    189,700


STOCKHOLDERS' EQUITY:

               Common Stock (Note 9)                                   5,000
               Retained Earnings                                     136,228
                                                                    --------

                      Total Stockholders' Equity                     141,228
                                                                    --------

               Total Liabilities and Stockholders' Equity           $413,066
                                                                    --------








    The accompanying notes are an integral part of the financial statements.

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                               FLUID IMAGES, INC.

                    STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


        INCOME                                                          $697,927

        DIRECT COSTS:
               Subcontract                               $110,541
               Equipment Rental                            90,401
               Repairs and Maintenance                     11,642
               Depreciation                                51,128
               Commissions                                 15,870
               Shipping                                    12,339
               Other Productions Costs                      1,865        293,786
                                                         --------       --------

                      GROSS PROFIT                                       404,141

        GENERAL AND ADMINISTRATIVE EXPENSES:
               Officer's Compensation                     138,761
               Payroll Taxes                               11,219
               Insurance                                   18,466
               Advertising                                 16,644
               Meals and Entertainment                      4,151
               Rent                                        22,250
               Professional Fees                            4,029
               Travel Expenses                             33,680
               Depreciation                                26,013
               Transportation Expense                      13,664
               Telephone                                   15,762
               Office Expense                               1,135
               Miscellaneous Expense                        2,703        308,477
                                                         --------       --------

                      INCOME FROM OPERATIONS                              95,664

        OTHER INCOME (EXPENSE):
               Interest Income                              2,325
               Gain on Sale of Equipment                   10,911
               Interest Expense                           (23,972)       (10,736)
                                                         --------       --------
                      INCOME BEFORE INCOME TAXES                          84,928

        PROVISION FOR INCOME TAXES: (Note 1)                              23,904
                                                                        --------

        NET INCOME                                                        61,024

        RETAINED EARNINGS DECEMBER 31, 1995                               75,204
                                                                        --------

        RETAINED EARNINGS DECEMBER 31, 1996                             $136,228
                                                                        --------



    The accompanying notes are an integral part of the financial statements.

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                               FLUID IMAGES, INC.

                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                 INDIRECT METHOD


Cash Flows from Operating Activities:

Net Income                                                               $61,024

     Adjustments to Reconcile Net Earnings to
     Cash Provided by Operating Activities:

        Gain on Sale of Equipment                      $ (10,911)
        Depreciation Expense                              77,141
        Increase in Note Receivable                      (35,300)
        Increase in Prepaid Expenses                       1,770
        Decrease in Accounts Payable                     (63,135)
        Increase in Tax Reserve                           11,219
        Decrease in Bond Deposit                         (60,000)
        Increase in Credit Card Payable                    4,540
        Increase in IncomeTaxes Payable                   23,904         (50,772)
                                                       ---------        --------
           Net Cash Provided by Operating Activities                      10,252

Cash Flows from Investing Activities:

        Proceeds From Sale of Equipment                   50,983
        Payments for Purchase of Equipment              (251,657)
                                                        --------
            Net Cash From Investment Activity                           (200,674)

Cash Flows from Financing Activities:

        Cash Receipts From Borrowing                     160,379
        Repayment Of Loans                               (38,891)
        Repayment of Stockholder Loan                    (89,502)
                                                        --------
            Net Cash Provided by Financing                                31,986
                                                                       ---------

               Net Decrease in Cash                                     (158,436)

Cash at beginning of year                                                180,299
                                                                       ---------
Cash at end of year                                                    $  21,863
                                                                       ---------
Supplemental Information for Operating Activities:
        Income Taxes Paid                                              $      10
        Interest Paid                                                     23,972



    The accompanying notes are an integral part of the financial statements.

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                               FLUID IMAGES, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


Note 1. ACCOUNTING POLICIES

     (a)  Depreciation
          For financial statement purposes, depreciation on assets is provided principally on a straight - line basis over the estimated useful lives of the assets. For income tax reporting purposes assets are depreciated using the Modified Accelerated Cost Recovery System.

     (b)  Income Taxes
          The company reports its income and expenses under the cash basis for income tax reporting purposes. The company has requested and been granted S corporation status for the year beginning January 1, 1997.


Note 2. NATURE OF OPERATIONS, RISKS, AND UNCERTAINTIES

        The company was incorporated under the laws of the state of Oregon in January 1991. Operating out of its corporate office in Sisters, Oregon, the company has built and developed a uniquely designed portable camera crane, available in two sizes, to rent to their principal customers in the motion picture and television industry. Camera cranes are based in Los Angeles, Atlanta, Vancouver Canada, and Paris France.

        The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.


Note 3. CASH

        Cash consists of funds in the Sisters, Oregon branch of U.S. National Bank.


Note 4. NOTE RECEIVABLE

        The note receivable consists of a balance due from FLVP, Inc., dba Louma LA, on the sale of camera equipment known as Hot Head II and accessories. The sales price was $45,000; no down payment; payable in 29 monthly installments of $1,718 and a final payment of $986 on November 1, 1998, @ 9.75% A.P.R.; The note is secured by the equipment which had a net book value of $31,103 at the date of sale (June 1, 1996).




                   See Accompanying Accountants' Audit Report

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                               FLUID IMAGES, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


Note 5. RESERVE FOR PAYROLL TAX LIABILITY

        The company has accrued $11,219 as the estimated cost of payroll taxes for the payments made to Mr. Robert C. Johnson, corporate president. Payments to Mr. Johnson were originally classified as consulting fees rather than acknowledged as wages paid.


Note 6. INCOME TAXES PAYABLE

        Provision for income taxes payable consists of a $5,593 balance due from the year ending December 31, 1995 and a current provision for state and federal income taxes of $23,904.


Note 7. CONTRACTS PAYABLE

        Contracts payable consist of the following contracts for the purchase of trucks.

        1) Contract payable to Bank of America in monthly installments of $574, including interest at 8.5% A.P.R.; secured by 1993 GMC truck with a book value of $8,889 as of December 31, 1996; principal balance is $14,882; $5,888 is considered current.
        2) Contract payable to Ford Credit Corp. in monthly installments of $573, including interest at 9.49% A.P.R..; secured by a 1995 Ford truck with a book value of $22,639 as of December 31, 1996; principal balance is $20,000; $5,201 is considered current.
        3) Contract payable to Chrysler Financial Corp. in monthly installments of $490, including interest at 6.73% A.P.R.; secured by a 1996 Dodge truck with a book value of $32,033 as of December 31, 1996; principal balance is $27,283; $4,165 is considered current.
        4) Contract payable to Chrysler Financial Corp. in monthly installments of $391 including interest at 9.25% A.P.R.; secured by a 1997 Dodge truck with a book value of $33,441 as of December 31, 1996; principal balance is $21,441; $2,576 is considered current.


Note 8. BANK CREDIT LINE PAYABLE

        Bank credit line payable consists of revolving credit agreements with US Bank; secured by equipment; variable interest rate tied to the banks prime rate; interest rate at December 31, 1996 was 10.5%; monthly payments as of December 31, 1996 were $2,674; $17,263 is considered current.


Note 9. COMMON STOCK

        Common stock consists of 500 shares authorized with no par value, all 500 shares are issued and outstanding.



                   See Accompanying Accountants' Audit Report

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                               FLUID IMAGES, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


Note 10. LEASES

        The company entered into a lease agreement on February 8, 1996 under which Samalga Cinema, a French company, shall have the exclusive rights to market and lease the company's crane in Europe for a period of three years. One of the company's Akela Sr. cranes was shipped to Paris, France and is being marketed in Europe with 60% of the gross proceeds going to the company and 40% to the agent. Normal maintenance is the responsibility of the agent, while heavy duty maintenance such as replacement of parts shall be the responsibility of the company. The agent has the first option to continue this agreement for an additional three years. The book value of the crane was $31,158 as of December 31, 1996.


Note 11. SUBSEQUENT EVENTS

        All of the common shares of Fluid Images, Inc. were sold to Camera Platforms International, Inc. on May 28, 1998. At the time of the sale the sellers retired all of the debt of Fluid Images, Inc.


Note 12. RELATED PARTY TRANSACTIONS

        During the year the company retired a stockholder loan payable to Mr. Robert Culver Johnson, corporate president, in the amount of $89,502, not including interest paid in the amount of $1,509 @ 8% A.P.R.. In addition the company paid Mr. Johnson $138,761 for services provided as corporate president. The company paid the two remaining shareholders for services as independent contractors. Mr. Richard Cameron Johnson and Mr. Robert Christopher Johnson were paid $24,483 and $16,235 respectively for contracted services as crane technicians.


















                   See Accompanying Accountants' Audit Report

                      CAMERA PLATFORMS INTERNATIONAL, INC.



                                   ADDENDUM II

                        Pro forma combined financial data

The following unaudited pro forma combined statements of operations for each year in the two year period ended December 31, 1997, and for three month period ended March 31, 1998 give effect to the acquisition of Fluid Images by the Company. The pro forma information is based on the historical financial statements of the Company and Fluid Images giving effect to the combination under the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited financial statements. The following unaudited pro forma combined balances also gives effect to the combination under the purchase method of accounting.

The unaudited pro forma statements have been prepared by the management of the Company and Fluid Images based upon the historical information included herein and other financial information. These pro forma statements do not purport to be indicative of the results of operations or financial position which would have occurred had the acquisition been made at the beginning of the periods or as of the date indicated or of the financial position or results of operations which may be obtained in the future.

The Company has accounted for the transaction under the purchase method of accounting. Accordingly, the cost to acquire Fluid Images has been allocated first to the assets acquired according their respective fair value, with the excess accounted for as purchased goodwill.

                      CAMERA PLATFORMS INTERNATIONAL, INC.


                       CAMERA PLATFORMS INTERNATIONAL INC.
                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      (in thousands, except per share data

                                                           For the Year Ended
                                                           December 31, 1997
                                         ---------------------------------------------------
                                                Historical
                                         -------------------
                                                      Fluid        Pro forma       Pro forma
                                                CPI   Images      Adjustments      Combined
                                         -----------  ------      -----------    -----------
Net product sales                        $     1,719   $225        $     --      $     1,944

Revenues from rental operations                1,637    628                            2,265
                                         -----------   ----        --------      -----------

Costs and expenses                             3,356    853              --            4,209

     Cost of sales                             1,172     80                            1,252

     Cost of rental operations                 1,511    329(a)          263            2,103

                                                           (a)          (65)
     Selling, general and administrative       1,464    227(a)          (38)           1,653
                                                           (a)          100
     Interest                                     71     21(b)          185              256
                                                           (b)          (21)
                                         -----------   ----        --------      -----------
                                               4,218    657             424            5,264

Other income (expense), net                      125      2                              127
                                         -----------   ----        --------      -----------
Net income (loss)                        $      (737)  $198        $   (424)     $      (928)
                                         ===========   ====        ========      ===========
Basic and diluted loss per share         $     (0.06)                            $     (0.07)
                                         ===========   ====        ========      ===========
Weighted average shares outstanding      $12,418,228       (c)      750,000       13,168,228
                                         ===========              =========      ===========


                                                           For the Year Ended
                                                           December 31, 1997
                                         ---------------------------------------------------
                                                Historical
                                         -------------------
                                                      Fluid        Pro forma       Pro forma
                                                CPI   Images      Adjustments      Combined
                                         -----------  ------      -----------    -----------
Net product sales                        $     1,769   $ --       $     --       $     1,769

Revenues from rental operations                1,552    709                            2,261
                                         -----------   ----       --------       -----------

Costs and expenses                             3,321    709             --             4,030

     Cost of sales                             1,566                                   1,566

     Cost of rental operations                 1,441    314(a)         263             1,965
                                                           (a)         (53)
     Selling, general and administrative       1,965    312(a)         100             2,377

     Interest                                     39     22(b)         185               224
                                                           (b)         (22)
                                         -----------   ----       --------       -----------
                                               5,011    648            473             6,132

Other income (expense), net                     (193)    --                             (193)
                                         -----------   ----       --------       -----------
Net income (loss)                        $    (1,883)  $ 61       $   (473)      $    (2,296)
                                         ===========   ====       ========       ===========
Basic and diluted loss per share         $     (0.15)                            $     (0.17)
                                         ===========   ====       ========       ===========
Weighted average shares outstanding      $12,418,228       (c)     750,000        13,168,228
                                         ===========              ========       ===========

----------
See notes to pro forma condensed consolidated statements of operations

See accompanying notes

                       CAMERA PLATFORMS INTERNATIONAL INC.


               CAMERA PLATFORMS INTERNATIONAL, INC. AND SUBSIDIARY

       Notes to Pro Forma Condensed Consolidated Statements Of Operations


(a) To remove Fluid Images, Inc. depreciation expense and to record depreciation expense and goodwill amortization based on the allocated purchase price.

(b) To remove Fluid Images Inc. interest expense and reflect the interest expenses associated with the acquisition by the Company.

(c) To give effect to the issuance of common stock in connection with the acquisition.

                                                           For the Year Ended
                                                             March 31, 1997
                                         ---------------------------------------------------
                                                Historical
                                         -------------------
                                                      Fluid        Pro forma       Pro forma
                                                CPI   Images      Adjustments      Combined
                                         -----------  ------      -----------    -----------
Net product sales                        $        61   $ --       $     --       $        61

Revenues from rental operations                  532    250                              782
                                         -----------   ----       --------       -----------
                                                 593    250             --               843
Costs and expenses

     Cost of sales                                35     --                               35

     Cost of rental operations                   498    130(a)          66               680

                                                           (a)         (14)
     Selling, general and administrative         491     85(a)         (25)              593
                                                           (a)           8
     Interest                                     65     --(b)          46               111

                                         -----------   ----       --------       -----------
                                               1,089    215            115             1,419

Other income (expense), net
                                         -----------   ----       --------       -----------
Net income (loss)                        $      (496)  $ 35       $   (115)      $      (576)
                                         ===========   ====       ========       ===========
Basic and diluted loss per share         $     (0.04)                            $     (0.04)
                                         ===========              ========       ===========
Weighted average shares outstanding      $12,418,228       (c)     750,000        13,168,228
                                         ===========              ========       ===========


                                                           For the Year Ended
                                                             March 31, 1997
                                         ---------------------------------------------------
                                                Historical
                                         -------------------
                                                      Fluid        Pro forma       Pro forma
                                                CPI   Images      Adjustments      Combined
                                         -----------  ------      -----------    -----------
Net product sales                        $       686   $225       $     --       $       911

Revenues from rental operations                  361    157                              518
                                         -----------   ----       --------       -----------

Costs and expenses                             1,047    382             --             1,429

     Cost of sales                               506     80                              586

     Cost of rental operations                   331     83(a)          66               463
                                                           (a)         (17)
     Selling, general and administrative         262     57(a)          25               334
                                                           (a)         (10)
     Interest                                     11      6(b)          46                57
                                                                        (6)
                                         -----------   ----       --------       -----------
                                               1,110    226            104             1,440

Other income (expense), net                       72                                      72
                                         -----------   ----       --------       -----------
Net income (loss)                        $         9   $156       $   (104)      $        61
                                         ===========   ====       ========       ===========
Basic and diluted loss per share         $        --                             $        --
                                         ===========                             ===========
Weighted average shares outstanding      $12,418,228       (c)     750,000        13,168,228
                                         ===========                             ===========

----------
See notes to pro forma condensed consolidated statements of operations

                       CAMERA PLATFORMS INTERNATIONAL INC.


               CAMERA PLATFORMS INTERNATIONAL, INC. AND SUBSIDIARY

       Notes to Pro Forma Condensed Consolidated Statements Of Operations


(a) To remove Fluid Images, Inc. depreciation expense and to record depreciation expense and goodwill amortization based on the allocated purchase price.

(b) To remove Fluid Images Inc. interest expense and reflect the interest expenses associated with the acquisition by the Company.

(c) To give effect to the issuance of common stock in connection with the acquisition.

                       CAMERA PLATFORMS INTERNATIONAL INC.
                               CAMERA PLATFORMS I


                       INTERNATIONAL, INC. AND SUBSIDIARY
                 Pro Forma Condensed Consolidated Balance Sheet
                                 (in thousands)

                                                    December 31, 1997
                                     -------------------------------------------------
                                           Historical            Pro forma    Pro forma
                                     -----------------------
ASSETS:                                  CPI       FLUID IMAGES  Adjustments  Combined
                                     ------------  -----------------------------------
Current Assets:
    Cash                                $     77      $   2(b)    $    (2)   $     77
    Accounts receivable, net                 309        133(b)       (133)        309
    Inventories                              322          0                       322
    Prepaid expenses                          98          0             -          98
                                        --------      -----       -------    --------
        Total current assets                 806        135          (135)        806
                                        --------      -----       -------    --------
Property and equipment, net                1,446        272(a)      1,500       2,946
                                                           (b)       (272)
Deposits and other assets                    246          -                       246
Goodwill                                                   (a)      1,000       1,000
                                        --------      -----       -------    --------
                                        $  2,498      $ 407       $ 2,093    $  4,998
                                        ========      =====       =======    ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
    Accounts payable                    $    478      $  31(b)    $   (31)   $    478
    Current maturities of long-term debt     560         50(a)        267         827
                                                           (b)        (50)
    Other current liabilities                 95         53(b)        (53)         95
                                        --------      -----       -------    --------
        Total current liabilities          1,133        134           133       1,400
                                        --------      -----       -------    --------
Long-term debt, net current maturities       811        127(a)      1,483       2,294
                                                           (b)       (127)
Shareholders' equity:
    Common stock                               6          2(a)          1           7
                                                           (b)         (2)
    Additional paid in capital            22,792          -(a)        749      23,541
    Retained earnings (deficit)          (22,244)       144(b)       (144)    (22,244)
                                        --------      -----       -------    --------
        Total shareholders' equity           554        146           604       1,304
                                        ========      =====       =======    ========
                                        $  2,498      $ 407       $ 2,093    $  4,998
                                        ========      =====       =======    ========

----------
See notes to pro forma condensed consolidated balance sheets

                       CAMERA PLATFORMS INTERNATIONAL INC.


              CAMERA PLATFORMS INTERNATIONAL, INC. AND SUBSIDIARY

            Notes to Pro Forma Condensed Consolidated Balance Sheet


(a) To give effect to the issuance of common stock and debt in connection with the acquisition

(b) To eliminate Fluid Images, Inc. assets not acquired and debt not assumed in connection with the acquisition

(c)  To eliminate Fluid Images Inc. equity